UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

FedEx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-15829 (Commission File Number)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 13, 2026, FedEx Corporation (the “Company”) announced that it had issued a notice of full redemption of all €354,878,000 outstanding aggregate principal amount of its 1.300% Notes due 2031 (CUSIP: 31428XBX3; ISIN: XS2034629134) (NYSE: FDX 31) (the “Notes”) with a redemption date of May 28, 2026 (the “Redemption Date”).

The Notes will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the remaining scheduled payments (as defined in the indenture governing the Notes) of principal and interest on the Notes that would be due if the Notes matured on May 5, 2031 (the par call date), not including any portion of such payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on an ACTUAL/ACTUAL (ICMA) day count basis, at a comparable government bond rate (as defined in the indenture governing the Notes) (calculated the third business day prior to the Redemption Date) plus 25 basis points, plus, in each case, accrued and unpaid interest on the Notes to the Redemption Date (collectively, the “Redemption Price”).

On May 22, 2026, the Company issued a supplemental notice of full redemption setting forth the aggregate Redemption Price, calculated in accordance with the terms of the indenture governing the Notes, to be equal to €358,619,289.16 for the €354,878,000 aggregate principal amount of the Notes to be redeemed, which includes €3,741,289.16 of accrued and unpaid interest to the Redemption Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX CORPORATION

Date: May 22, 2026	By:	/s/ Trampas T. Gunter
Trampas T. Gunter
Corporate Vice President, Corporate Development and Treasurer

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